UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2009

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 West Cypress Street

Suite 200

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

The PBSJ Corporation (the “Company”) is filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.1 to this Current Report on Form 8-K so as to be able to incorporate by reference the report of Deloitte & Touche, LLP, relating to the financial statements of the Company and its subsidiaries dated December 18, 2008 and appearing in the Company’s Annual Report on Form 10-K for the year ended September 30, 2008, into the Company’s Registration Statements on Form S-8 (No. 333-55582, No. 333-112842, and No. 333-148819).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, Independent Registered Public Accounting Firm dated March 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: March 24, 2009	By:	/s/ Donald J. Vrana
	Name:	Donald J. Vrana
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, Independent Registered Public Accounting Firm dated March 20, 2009.

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